                                                                   EXHIBIT 20.30


                 OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                         MONTHLY SERVICER'S CERTIFICATE


           Accounting Date:                                  September 30, 2000
                                                        ------------------------
           Determination Date:                                  October 6, 2000
                                                        ------------------------
           Distribution Date:                                  October 16, 2000
                                                        ------------------------
           Monthly Period Ending:                            September 30, 2000
                                                        ------------------------


           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



    I.     Collection Account Summary

           Available Funds:
                             Payments Received                                                  $8,282,203.16
                             Liquidation Proceeds (excluding Purchase Amounts)                    $642,784.34
                             Current Monthly Advances                                              101,452.38
                             Amount of withdrawal, if any, from the Spread Account                $156,519.86
                             Monthly Advance Recoveries                                           (108,982.99)
                             Purchase Amounts - Warranty and Administrative Receivables                 $0.00
                             Purchase Amounts - Liquidated Receivables                                  $0.00
                             Income from investment of funds in Trust Accounts                     $46,052.00
                                                                                              ----------------
           Total Available Funds                                                                                     $9,120,028.75
                                                                                                                   ================

           Amounts Payable on Distribution Date:
                             Reimbursement of Monthly Advances                                          $0.00
                             Backup Servicer Fee                                                        $0.00
                             Basic Servicing Fee                                                  $130,792.56
                             Trustee and other fees                                                     $0.00
                             Class A-1  Interest Distributable Amount                                   $0.00
                             Class A-2  Interest Distributable Amount                                   $0.00
                             Class A-3  Interest Distributable Amount                                   $0.00
                             Class A-4  Interest Distributable Amount                             $310,408.96
                             Class A-5  Interest Distributable Amount                             $471,296.67
                             Noteholders' Principal Distributable Amount                        $7,203,055.04
                             Certificate Holders Interest Distributable Amount                     $97,289.76
                             Certificate Holders Principal Distributable Amount                   $907,185.77
                             Amounts owing and not paid to Security Insurer under
                                               Insurance Agreement                                      $0.00
                             Supplemental Servicing Fees (not otherwise paid to Servicer)               $0.00
                             Spread Account Deposit                                                     $0.00
                                                                                              ----------------
           Total Amounts Payable on Distribution Date                                                                $9,120,028.75
                                                                                                                   ================


                                     Page 1 (1997-A)

   II.     Available Funds

           Collected Funds (see V)
                                          Payments Received                                     $8,282,203.16
                                           Liquidation Proceeds (excluding Purchase Amounts)      $642,784.34        $8,924,987.50
                                                                                                -------------

           Purchase Amounts                                                                                                  $0.00

           Monthly Advances
                                          Monthly Advances - current Monthly Period (net)          ($7,530.61)
                                          Monthly Advances - Outstanding Monthly Advances
                                            not otherwise reimbursed to the Servicer                    $0.00           ($7,530.61)
                                                                                                -------------
           Income from investment of funds in Trust Accounts                                                            $46,052.00
                                                                                                                   ----------------

           Available Funds                                                                                           $8,963,508.89
                                                                                                                   ================

   III.    Amounts Payable on Distribution Date

           (i)(a)       Taxes due and unpaid with respect to the Trust
                        (not otherwise paid by OFL or the Servicer)                                                          $0.00

           (i)(b)       Outstanding Monthly Advances (not otherwise reimbursed
                        to Servicer and to be reimbursed on the Distribution Date)                                           $0.00

           (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                      $0.00

           (ii)         Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                                          Owner Trustee                                                 $0.00
                                          Administrator                                                 $0.00
                                          Indenture Trustee                                             $0.00
                                          Indenture Collateral Agent                                    $0.00
                                          Lockbox Bank                                                  $0.00
                                          Custodian                                                     $0.00
                                          Backup Servicer                                               $0.00
                                          Collateral Agent                                              $0.00                $0.00
                                                                                              ----------------

           (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                           $130,792.56

           (iii)(b)     Supplemental Servicing Fees (not otherwise paid to Servicer)                                         $0.00

           (iii)(c)     Servicer reimbursements for mistaken deposits or postings of checks
                        returned for insufficient funds (not otherwise reimbursed to Servicer)                               $0.00

           (iv)         Class A-1  Interest Distributable Amount                                                             $0.00
                        Class A-2  Interest Distributable Amount                                                             $0.00
                        Class A-3  Interest Distributable Amount                                                             $0.00
                        Class A-4  Interest Distributable Amount                                                       $310,408.96
                        Class A-5  Interest Distributable Amount                                                       $471,296.67

           (v)          Noteholders' Principal Distributable Amount
                                          Payable to Class A-1 Noteholders                                                   $0.00
                                          Payable to Class A-2 Noteholders                                           $7,203,055.04
                                          Payable to Class A-3 Noteholders                                                   $0.00
                                          Payable to Class A-4 Noteholders                                                   $0.00
                                          Payable to Class A-5 Noteholders                                                   $0.00

           (vi)         Certificate Holders Interest Distributable Amount                                               $97,289.76

           (vii)        Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                        Distribution Account of any funds in the Class A-1 Holdback Subaccount
                        (applies only on the Class A-1 Final Scheduled Distribution Date)                                    $0.00

           (viii)       Certificate Principal Distributable Amount                                                     $907,185.77

           (ix)         Amounts owing and not paid to Security Insurer under Insurance Agreement                             $0.00
                                                                                                                   ----------------

                        Total amounts payable on Distribution Date                                                   $9,120,028.75
                                                                                                                   ================


                                     Page 2 (1997-A)

   IV.     Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from
           Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
           Class A-1 Maturity Shortfall

           Spread Account deposit:

                     Amount of excess, if any, of Available Funds
                       over total amounts payable (or amount of such
                       excess up to the Spread Account Maximum Amount)                                                       $0.00

           Reserve Account Withdrawal on any Determination Date:

                     Amount of excess, if any, of total amounts payable over Available Funds
                       (excluding amounts payable under item (vii) of Section III)                                           $0.00

                     Amount available for withdrawal from the Reserve Account (excluding the
                       Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                       (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                       of transfers of Subsequent Receivables)                                                               $0.00

                     (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the
                       Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                     Amount of withdrawal, if any, from the Reserve Account                                                  $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                     Amount by which (a) the remaining principal balance of the Class A-1 Notes
                     exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III               $0.00

                     Amount available in the Class A-1 Holdback Subaccount                                                   $0.00

                     (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                     of Section III) shall be withdrawn by the Indenture Trustee from the
                     Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                     Account for payment to the Class A-1 Noteholders)

                     Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                    $0.00

           Deficiency Claim Amount:

                     Amount of excess, if any, of total amounts payable over funds available for withdrawal
                     from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                             $0.00

                     (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

                     Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                     Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
                     and the Class A-5 Prepayment Amount over
                     (b) the amount on deposit in the Pre-Funding Account                                                    $0.00

           Class A-1 Maturity Shortfall:

                     Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
                     the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
                     pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                        $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
           Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
           Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
           Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)


                                     Page 3 (1997-A)

 V.   Collected Funds

      Payments Received:
                       Supplemental Servicing Fees                                                     $0.00
                       Amount allocable to interest                                            $1,935,756.83
                       Amount allocable to principal                                           $6,346,446.33
                       Amount allocable to Insurance Add-On Amounts                                    $0.00
                       Amount allocable to Outstanding Monthly Advances (reimbursed to the
                         Servicer prior to deposit in the Collection Account)                          $0.00
                                                                                               --------------

      Total Payments Received                                                                                        $8,282,203.16

      Liquidation Proceeds:
                       Gross amount realized with respect to Liquidated Receivables              $655,036.68

                       Less: (i) reasonable expenses incurred by Servicer
                          in connection with the collection of such Liquidated
                          Receivables and the repossession and disposition
                          of the related Financed Vehicles and (ii) amounts
                          required to be refunded to Obligors on such Liquidated Receivables     ($12,252.34)
                                                                                               --------------

      Net Liquidation Proceeds                                                                                         $642,784.34

      Allocation of Liquidation Proceeds:
                       Supplemental Servicing Fees                                                     $0.00
                       Amount allocable to interest                                                    $0.00
                       Amount allocable to principal                                                   $0.00
                       Amount allocable to Insurance Add-On Amounts                                    $0.00
                       Amount allocable to Outstanding Monthly Advances (reimbursed to the
                          Servicer prior to deposit in the Collection Account)                         $0.00                 $0.00
                                                                                               --------------       ---------------

      Total Collected Funds                                                                                          $8,924,987.50
                                                                                                                    ===============

VI.   Purchase Amounts Deposited in Collection Account

      Purchase Amounts - Warranty Receivables                                                                                $0.00
                       Amount allocable to interest                                                    $0.00
                       Amount allocable to principal                                                   $0.00
                       Amount allocable to Outstanding Monthly Advances (reimbursed to the
                          Servicer prior to deposit in the Collection Account)                         $0.00

      Purchase Amounts - Administrative Receivables                                                                          $0.00
                       Amount allocable to interest                                                    $0.00
                       Amount allocable to principal                                                   $0.00
                       Amount allocable to Outstanding Monthly Advances (reimbursed to the
                          Servicer prior to deposit in the Collection Account)                         $0.00
                                                                                               --------------

      Total Purchase Amounts                                                                                                 $0.00
                                                                                                                    ===============

VII.  Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                                                     $203,006.28

      Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                       Payments received from Obligors                                          ($108,982.99)
                       Liquidation Proceeds                                                            $0.00
                       Purchase Amounts - Warranty Receivables                                         $0.00
                       Purchase Amounts - Administrative Receivables                                   $0.00
                                                                                               --------------

      Outstanding Monthly Advances to be netted against Monthly
         Advances for the current Monthly Period                                                                      ($108,982.99)

      Outstanding Monthly Advances to be reimbursed out of
         Available Funds on the Distribution Date                                                                     ($108,982.99)

      Remaining Outstanding Monthly Advances                                                                            $94,023.29

      Monthly Advances - current Monthly Period                                                                        $101,452.38
                                                                                                                    ---------------

      Outstanding Monthly Advances - immediately following the Distribution Date                                       $195,475.67
                                                                                                                    ===============


                                     Page 4 (1997-A)

  VIII.    Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

           Payments received allocable to principal                                                                  $6,346,446.33
           Aggregate of Principal Balances as of the Accounting Date of all
              Receivables that became Liquidated Receivables
              during the Monthly Period                                                                              $1,763,794.48
           Purchase Amounts - Warranty Receivables allocable to principal                                                    $0.00
           Purchase Amounts - Administrative Receivables allocable to principal                                              $0.00
           Amounts withdrawn from the Pre-Funding Account                                                                    $0.00
           Cram Down Losses                                                                                                  $0.00
                                                                                                                   ----------------

           Principal Distribution Amount                                                                             $8,110,240.81
                                                                                                                   ================

B.  Calculation of Class A-1 Interest Distributable Amount

           Class A-1 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-1 Noteholders on such Distribution Date)                         $0.00

           Multiplied by the Class A-1 Interest Rate                                                   5.500%

           Multiplied by actual days in the period or in the case of the first
              Distribution Date, by 25/360                                                        0.08611111                 $0.00
                                                                                              ---------------

           Plus any unpaid Class A-1 Interest Carryover Shortfall                                                            $0.00
                                                                                                                   ----------------

           Class A-1 Interest Distributable Amount                                                                           $0.00
                                                                                                                   ================

C.  Calculation of Class A-2 Interest Distributable Amount

           Class A-2 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-2 Noteholders on such Distribution Date)                         $0.00

           Multiplied by the Class A-2 Interest Rate                                                   6.125%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360            0.08333333                 $0.00
                                                                                              ---------------

           Plus any unpaid Class A-2 Interest Carryover Shortfall                                                            $0.00
                                                                                                                   ----------------

           Class A-2 Interest Distributable Amount                                                                           $0.00
                                                                                                                   ================

D.  Calculation of Class A-3 Interest Distributable Amount

           Class A-3 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-3 Noteholders on such Distribution Date)                         $0.00

           Multiplied by the Class A-3 Interest Rate                                                   6.400%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360            0.08333333                 $0.00
                                                                                              ---------------

           Plus any unpaid Class A-3 Interest Carryover Shortfall                                                            $0.00
                                                                                                                   ----------------

           Class A-3 Interest Distributable Amount                                                                           $0.00
                                                                                                                   ================

E.  Calculation of Class A-4 Interest Distributable Amount

           Class A-4 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-4 Noteholders on such Distribution Date)                $56,225,018.40

           Multiplied by the Class A-4 Interest Rate                                                   6.625%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360            0.08333333           $310,408.96
                                                                                              ---------------

           Plus any unpaid Class A-4 Interest Carryover Shortfall                                                            $0.00
                                                                                                                   ----------------

           Class A-4 Interest Distributable Amount                                                                     $310,408.96
                                                                                                                   ================


                                     Page 5 (1997-A)

F.  Calculation of Class A-5 Interest Distributable Amount

           Class A-5 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-5 Noteholders on such Distribution Date)                 $83,170,000.00

           Multiplied by the Class A-5 Interest Rate                                                    6.800%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360             0.08333333          $471,296.67
                                                                                              ----------------

           Plus any unpaid Class A-5 Interest Carryover Shortfall                                                            $0.00
                                                                                                                   ----------------

           Class A-5 Interest Distributable Amount                                                                     $471,296.67
                                                                                                                   ================


H.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                                      $0.00
           Class A-2 Interest Distributable Amount                                                      $0.00
           Class A-3 Interest Distributable Amount                                                      $0.00
           Class A-4 Interest Distributable Amount                                                $310,408.96
           Class A-5 Interest Distributable Amount                                                $471,296.67

           Noteholders' Interest Distributable Amount                                                                  $781,705.62
                                                                                                                   ================

I.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                        $8,110,240.81

           Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
           Amount, the initial principal balance of the Class A-2 Notes over the
           Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding
           Distribution Date minus that portion of the Principal Distribution
           Amount applied to retire the Class A-1 Notes and (iii) for each
           Distribution Date thereafter, outstanding principal balance of the
           Class A-2 Notes on the Determination Date over the Aggregate
           Principal Balance (plus any funds remaining on deposit in the
           Pre-Funding Account) as of the Accounting Date for the preceding
           Distribution Date)                                                                           88.81%       $7,203,055.04
                                                                                              ----------------


           Unpaid Noteholders' Principal Carryover Shortfall                                                                 $0.00
                                                                                                                   ----------------

           Noteholders' Principal Distributable Amount                                                               $7,203,055.04
                                                                                                                   ================

J.  Application of Noteholders' Principal Distribution Amount:

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-1 Notes (equal to entire Noteholders' Principal Distributable
           Amount until the principal balance of the Class A-1 Notes is reduced
           to zero)                                                                                                          $0.00
                                                                                                                   ================

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-2 Notes (no portion of the Noteholders' Principal
           Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
           thereafter, equal to the entire Noteholders' Principal Distributable
           Amount)                                                                                                   $7,203,055.04
                                                                                                                   ================


                                     Page 6 (1997-A)

K.  Calculation of Certificate Holders Interest Distributable Amount

           Certificate Holders Monthly Interest Distributable Amount:

           Certificate Balance (as of the close of business
              on the preceding Distribution Date)                                              $17,556,047.67

           Multiplied by the Certificate Pass-Through Rate                                              6.650%

           Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360             0.08333333           $97,289.76
                                                                                              ----------------

           Plus any unpaid Certificate Interest Carryover Shortfall                                                          $0.00
                                                                                                                   ----------------

           Certificate Holders Interest Distributable Amount                                                            $97,289.76
                                                                                                                   ================

L.  Calculation of Certificate Principal Distributable Amount:

           Certificate Holders Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                        $8,110,240.81

           Multiplied by Certificateholders' Percentage ((i) for each
           Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
           Amount, 100% minus the Noteholders' Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii) for each
           Distribution Date thereafter, 100% minus Noteholders' Percentage)                            11.19%         $907,185.77
                                                                                              ----------------

           Unpaid Certificate Holders Principal Carryover Shortfall                                                          $0.00
                                                                                                                   ----------------

           Certificate Holders Principal Distributable Amount                                                          $907,185.77
                                                                                                                   ================

   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date,
              as of the Closing Date                                                                                         $0.00
                                                                                                                   ----------------
                                                                                                                             $0.00
                                                                                                                   ================

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
           Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
           Principal Balance of Subsequent Receivables transferred to the Trust)
           plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i)
           the Pre-Funded Amount after giving effect to transfer of Subsequent
           Receivables over (ii) $0))                                                                                        $0.00


           Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see
           B below)                                                                                                          $0.00
                                                                                                                   ----------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date
                             Pre-Funded Amount                                                          $0.00
                                                                                              ----------------
                                                                                                                             $0.00
                                                                                                                   ================


                                     Page 7 (1997-A)

   IX.     Pre-Funding Account (cont.)

           B.  Distributions to Noteholders and Certificateholders from certain withdrawals from the
               Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
              Funding Period (May 1997 Distribution Date) or the Pre-Funded Amount being reduced
              to $100,000 or less on any Distribution Date                                                                   $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
              (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
              (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
              (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00

           Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
              (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00

           Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
              (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00

           Certificate Prepayment Amount (equal to the Certificateholders' pro rata share
              (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00

           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                                                      $0.00
           Class A-2 Prepayment Premium                                                                                      $0.00
           Class A-3 Prepayment Premium                                                                                      $0.00
           Class A-4 Prepayment Premium                                                                                      $0.00
           Class A-5 Prepayment Premium                                                                                      $0.00

           Certificate Prepayment Premium                                                                                    $0.00


                                     Page 8 (1997-A)

    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
              Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,
              and Certificates:

                      Product of (x) 6.34% (weighted average interest of Class
                      A-1 Interest Rate, Class A-2 Interest Rate, Class A-3
                      Interest Rate, Class A-4 Interest Rate, Class A-5 Interest
                      Rate and Certificate Interest Rate (based on the
                      outstanding Class A-1, Class A-2 Class A-3, Class A-4, and
                      Class A-5 principal balance and the Certificate Balance),
                      divided by 360, (y) $0.00 (the Pre-Funded Amount on such
                      Distribution Date) and (z) 0 (the number of days until the
                      May 1997 Distribution Date))                                                                           $0.00

                      Less the product of (x) 2.5% divided by 360, (y) $0.00
                      (the Pre-Funded Amount on such Distribution Date) and (z)
                      0 (the number of days until the April 1997 Distribution
                      Date)                                                                                                 ($0.00)
                                                                                                                   ----------------

           Requisite Reserve Amount                                                                                         ($0.00)
                                                                                                                   ================

           Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
              Subaccount) as of the preceding Distribution Date or, in the case of the first
              Distribution Date, as of the Closing Date                                                                      $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
              Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
              from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the
              Class A-1 Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over
              Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account
              in respect of transfers of Subsequent Receivables)                                                       $156,519.86

           Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
              to cover the excess, if any, of total amount payable over Available Funds (see IV above)                ($156,519.86)
                                                                                                                   ----------------

           Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
              Subaccount) after the Distribution Date                                                                        $0.00
                                                                                                                   ================

   XI.     Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                   $0.00

           Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
              is greater than $0 (the Original Pool Balance after giving effect to the transfer of
              Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
              preceding the Distribution Date))                                                                              $0.00

           Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
              a Class A-1 Maturity Shortfall (see IV above)                                                                  $0.00

           Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
              withdrawal to be released by the Indenture Trustee to the General Partners)                                    $0.00
                                                                                                                   ----------------

           Class A-1 Holdback Subaccount immediately following the Distribution Date                                         $0.00
                                                                                                                   ================


                                     Page 9 (1997-A)

   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of the Monthly Period    $156,951,066.07
           Multiplied by Basic Servicing Fee Rate                                              1.00%
           Multiplied by Months per year                                                   0.083333%
                                                                                    ----------------

           Basic Servicing Fee                                                                          $130,792.56

           Less: Backup Servicer Fees (annual rate of 1 bp)                                                   $0.00

           Supplemental Servicing Fees                                                                        $0.00
                                                                                                       ------------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $130,792.56
                                                                                                                      =============

  XIII.    Information for Preparation of Statements to Noteholders

               a.   Aggregate principal balance of the Notes as of first day of
                    Monthly Period
                                     Class A-1 Notes                                                                          $0.00
                                     Class A-2 Notes                                                                          $0.00
                                     Class A-3 Notes                                                                          $0.00
                                     Class A-4 Notes                                                                 $56,225,018.40
                                     Class A-5 Notes                                                                 $83,170,000.00

               b.   Amount distributed to Noteholders allocable to principal
                                     Class A-1 Notes                                                                          $0.00
                                     Class A-2 Notes                                                                          $0.00
                                     Class A-3 Notes                                                                          $0.00
                                     Class A-4 Notes                                                                  $7,203,055.04
                                     Class A-5 Notes                                                                          $0.00

               c.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                     Class A-1 Notes                                                                          $0.00
                                     Class A-2 Notes                                                                          $0.00
                                     Class A-3 Notes                                                                          $0.00
                                     Class A-4 Notes                                                                 $49,021,963.36
                                     Class A-5 Notes                                                                 $83,170,000.00

               d.   Interest distributed to Noteholders
                                     Class A-1 Notes                                                                          $0.00
                                     Class A-2 Notes                                                                          $0.00
                                     Class A-3 Notes                                                                          $0.00
                                     Class A-4 Notes                                                                    $310,408.96
                                     Class A-5 Notes                                                                    $471,296.67

               e.   Remaining Certificate Balance                                                                    $16,648,861.90

               f.   1.  Class A-1 Interest Carryover Shortfall, if any (and change
                        in amount from preceding statement)                                                                   $0.00
                    2.  Class A-2 Interest Carryover Shortfall, if any (and change
                        in amount from preceding statement)                                                                   $0.00
                    3.  Class A-3 Interest Carryover Shortfall, if any (and change
                        in amount from preceding statement)                                                                   $0.00
                    4.  Class A-4 Interest Carryover Shortfall, if any (and change
                        in amount from preceding statement)                                                                   $0.00
                    5.  Class A-5 Interest Carryover Shortfall, if any (and change
                        in amount from preceding statement)                                                                   $0.00
                    7.  Certificate Interest Carryover Shortfall, if any (and change
                        in amount from preceding statement)                                                                   $0.00
                    8.  Certificate Principal Carryover Shortfall, if any (and change
                        in amount from preceding statement)                                                                   $0.00


                                    Page 10 (1997-A)

   XIV.    Information for Preparation of Statements to Noteholders (continued)
               g.   Amount distributed payable out of amounts withdrawn from or pursuant to:
                    1.  Reserve Account                                                          $156,519.86
                    2.  Spread Account Class A-1 Holdback Subaccount                                   $0.00
                    3.  Claim on the Note Policy                                                       $0.00

               h.   Remaining Pre-Funded Amount                                                                              $0.00

               i.   Remaining Reserve Amount                                                                                 $0.00

               j.   Amount on deposit on Class A-1 Holdback Subaccount                                                       $0.00

               k.   Prepayment amounts
                                               Class A-1 Prepayment Amount                                                   $0.00
                                               Class A-2 Prepayment Amount                                                   $0.00
                                               Class A-3 Prepayment Amount                                                   $0.00
                                               Class A-4 Prepayment Amount                                                   $0.00
                                               Class A-5 Prepayment Amount                                                   $0.00

               l.    Prepayment Premiums
                                               Class A-1 Prepayment Premium                                                  $0.00
                                               Class A-2 Prepayment Premium                                                  $0.00
                                               Class A-3 Prepayment Premium                                                  $0.00
                                               Class A-4 Prepayment Premium                                                  $0.00
                                               Class A-5 Prepayment Premium                                                  $0.00

               m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees,
                       if any, paid by the Trustee on behalf of the Trust                                              $130,792.56

               n.   Note Pool Factors (after giving effect to distributions on the
                       Distribution Date)
                                               Class A-1 Notes                                                          0.00000000
                                               Class A-2 Notes                                                          0.00000000
                                               Class A-3 Notes                                                          0.00000000
                                               Class A-4 Notes                                                          0.29650979
                                               Class A-5 Notes                                                          1.00000000

   XV.     Information for Preparation of Statements to Certificateholders
               a.   Aggregate Certificate Balance as of first day of Monthly Period                                 $17,556,047.67

               b.   Amount distributed to Certificateholders allocable to principal                                    $907,185.77

               c.   Aggregate  Certificate Balance (after giving effect to
                       distributions on the Distribution Date)                                                      $16,648,861.90

               d.   Interest distributed to  Certificateholders                                                         $97,289.76

               e.   Remaining  Certificate Balance                                                                  $16,648,861.90

               f.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                               Class A-1 Notes                                                               $0.00
                                               Class A-2 Notes                                                               $0.00
                                               Class A-3 Notes                                                               $0.00
                                               Class A-4 Notes                                                      $49,021,963.36
                                               Class A-5 Notes                                                      $83,170,000.00

               g.   1.  Class A-1 Interest Carryover Shortfall, if any, (and change
                        in amount from preceding statement)                                                                  $0.00
                    2.  Class A-2 Interest Carryover Shortfall, if any, (and change
                        in amount from preceding statement)                                                                  $0.00
                    3.  Class A-3 Interest Carryover Shortfall, if any, (and change
                        in amount from preceding statement)                                                                  $0.00
                    4.  Class A-4 Interest Carryover Shortfall, if any, (and change
                        in amount from preceding statement)                                                                  $0.00
                    5.  Class A-5 Interest Carryover Shortfall, if any, (and change
                        in amount from preceding statement)                                                                  $0.00
                    7.  Certificate Interest Carryover Shortfall, if any, (and change
                        in amount from preceding statement)                                                                  $0.00
                    8.  Certificate Principal Carryover Shortfall, if any, (and change
                        in amount from preceding statement)                                                                  $0.00

               h.   Amount distributed payable out of amounts withdrawn from or pursuant to:
                    1.  Reserve Account                                                          $156,519.86
                    2.  Spread Account                                                                 $0.00
                    3.  Claim on the Certificate Policy                                                $0.00

               i.   Remaining Pre-Funded Amount                                                                              $0.00

               j.   Remaining Reserve Amount                                                                                 $0.00

               k.   Certificate Prepayment Amount                                                                            $0.00

               l.   Certificate Prepayment Premium                                                                           $0.00

               m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other
                       fees, if any, paid by the Trustee on behalf of the Trust                                        $130,792.56

               n.   Certificate Pool Factor (after giving effect to distributions on the
                       Distribution Date)                                                                               0.21482402


                                    Page 11 (1997-A)

   XVI.    Pool Balance and Aggregate Principal Balance

                             Original Pool Balance at beginning of Monthly Period                                  $774,999,994.84
                             Subsequent Receivables                                                                          $0.00
                                                                                                                   ----------------
                             Original Pool Balance at end of Monthly Period                                        $774,999,994.84
                                                                                                                   ================

                             Aggregate Principal Balance as of preceding Accounting Date                            156,951,066.07
                             Aggregate Principal Balance as of current Accounting Date                             $148,840,825.26

           Monthly Period Liquidated Receivables                                      Monthly Period Administrative Receivables

                                               Loan #               Amount                             Loan #          Amount
                                               ------               ------                             ------          ------
                                 see attached listing           $1,763,794.48            see attached listing               -
                                                                        $0.00                                           $0.00
                                                                        $0.00                                           $0.00
                                                                        $0.00                                           $0.00
                                                                --------------                                          ------
                                                                $1,763,794.48                                           $0.00
                                                                --------------                                          ------


  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
              of all Receivables delinquent more than 30 days with
              respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                        $9,963,768.41

           Aggregate Principal Balance as of the Accounting Date                             $148,840,825.26
                                                                                             ----------------

           Delinquency Ratio                                                                                           6.69424427%
                                                                                                                       -----------


           IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA FINANCIAL LTD.

                                       By:
                                              ---------------------------------

                                       Name:  Cheryl K. Debaro
                                              ---------------------------------
                                       Title: Vice President / Securitization
                                              ---------------------------------



                                    Page 12 (1997-A)

                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING SEPTEMBER 30, 2000


 I.   Original Principal Balance of the Securitization                        $775,000,000.00

                        Age of Pool (in months)                                            43

II.   Delinquency Ratio

      Sum of Principal Balances (as of the Accounting Date)
         of all Receivables delinquent more than 30 days with
         respect to all or any portion of a Scheduled Payment
         as of the Accounting Date                                                                 $9,963,768.41

      Aggregate Principal Balance as of the Accounting Date                                      $148,840,825.26
                                                                                                 ----------------
      Delinquency Ratio                                                                                                 6.69424427%
                                                                                                                    ===============


III.  Average Delinquency Ratio

      Delinquency ratio - current Determination Date                                                  6.69424427%

      Delinquency ratio - preceding Determination Date                                                6.60339154%

      Delinquency ratio - second preceding Determination Date                                         6.87969119%
                                                                                                 ----------------
      Average Delinquency Ratio                                                                                         6.72577566%
                                                                                                                    ===============


IV.   Default Rate

      Cumulative balance of defaults as of the preceding Accounting Date                                           $140,505,200.37

            Add: Sum of Principal Balances (as of the Accounting Date)
                 of Receivables that became Liquidated Receivables
                 during the Monthly Period or that became Purchased
                 Receivables during Monthly Period (if delinquent more
                 than 30 days with respect to any portion of a Scheduled
                 Payment at time of purchase)                                                                        $1,763,794.48
                                                                                                                   ----------------

      Cumulative balance of defaults as of the current Accounting Date                                             $142,268,994.85

                 Sum of Principal Balances (as of the Accounting Date)
                   of 90+ day delinquencies                                                         2,066,463.33

                          Percentage of 90+ day delinquencies applied to defaults                         100.00%    $2,066,463.33
                                                                                                   --------------  ----------------

      Cumulative balance of defaults and 90+ day delinquencies as of the current
        Accounting Date                                                                                            $144,335,458.18
                                                                                                                   ================


 V.   Cumulative Default Rate as a % of Original Principal Balance

      Cumulative Default Rate - current Determination Date                                            18.6239301%

      Cumulative Default Rate - preceding Determination Date                                          18.4009135%

      Cumulative Default Rate - second preceding Determination Date                                   18.1492713%


                                  Page 1 (1997-A)

  VI.     Net Loss Rate

          Cumulative net losses as of the preceding Accounting Date                                                  $70,691,544.10

                Add: Aggregate of Principal Balances as of the Accounting Date
                        (plus accrued and unpaid interest thereon to the end of the
                        Monthly Period) of all Receivables that became Liquidated
                        Receivables or that became Purchased Receivables
                        and that were delinquent more than 30 days with
                        respect to any portion of a Scheduled Payment as of the
                        Accounting Date                                                           $1,763,794.48
                                                                                              ------------------

                     Liquidation Proceeds received by the Trust                                    ($642,784.34)      $1,121,010.14
                                                                                              ------------------     --------------

          Cumulative net losses as of the current Accounting Date                                                    $71,812,554.24

                     Sum of Principal Balances (as of the Accounting Date)
                        of 90+ day delinquencies                                                  $2,066,463.33

                                    Percentage of 90+ day delinquencies applied to losses                 40.00%        $826,585.33
                                                                                              ------------------     --------------

          Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                          $72,639,139.57
                                                                                                                     ==============


  VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

          Cumulative Net Loss Rate - current Determination Date                                                          9.3727922%

          Cumulative Net Loss Rate - preceding Determination Date                                                        9.2299737%

          Cumulative Net Loss Rate - second preceding Determination Date                                                 9.0792315%


 VIII.    Classic/Premier Loan Detail

                                                                     Classic              Premier              Total
                                                                     -------              -------              -----
          Aggregate Loan Balance, Beginning                      $ 83,596,115.25      $73,354,950.82      $156,951,066.07
            Subsequent deliveries of Receivables                            0.00                0.00                 0.00
            Prepayments                                              (881,655.55)      (1,114,047.17)       (1,995,702.72)
            Normal loan payments                                   (2,160,160.46)      (2,190,583.15)       (4,350,743.61)
            Defaulted Receivables                                  (1,170,485.52)        (593,308.96)       (1,763,794.48)
            Administrative and Warranty Receivables                         0.00                0.00                 0.00
                                                                 ------------------------------------    -----------------
          Aggregate Loan Balance, Ending                          $79,383,813.72      $69,457,011.54      $148,840,825.26
                                                                 ====================================    =================

          Delinquencies                                             6,748,307.56        3,215,460.85        $9,963,768.41
          Recoveries                                                 $404,167.45         $238,616.89          $642,784.34
          Net Losses                                                  766,318.07          354,692.07        $1,121,010.14

 VIII.    Other Information Provided to FSA

                A.    Credit Enhancement Fee information:

                      Aggregate Principal Balance as of the Accounting Date                        $148,840,825.26
                      Multiplied by:  Credit Enhancement Fee  (19 bp's) * (30/360)                          0.0158%
                                                                                                -------------------
                                                 Amount due for current period                                           $23,566.46
                                                                                                                      ==============


                B.    Dollar amount of loans that prepaid during the Monthly Period                                   $1,995,702.72
                                                                                                                      ==============

                      Percentage of loans that prepaid during the Monthly Period                                         1.34083019%
                                                                                                                      ==============

                C.    Premium Supplement Accrual (EOD)

                      Aggregate Principal Balance as of the Accounting Date                        $148,840,825.26
                      Multiplied by:  Premium Supplement Fee  (50 bp's) * (30/360)                          0.0417%
                                                                                                -------------------
                                                 Amount due for current period                                           $62,017.01
                                                                                                                      ==============

                      Cumulative Balance                                                                                $127,413.29
                                                                                                                      ==============


                                 Page 2 (1997-A)

           Spread Account Information                                                        $                             %
           Beginning Balance                                                          $13,733,218.28                  9.22678187%

           Deposit to the Spread Account                                                       $0.00                  0.00000000%
           Spread Account Additional Deposit                                                   $0.00                  0.00000000%
           Withdrawal from the Spread Account                                           ($181,972.17)                -0.12225958%
           Disbursements of Excess                                                      ($608,859.53)                -0.40906756%
           Interest earnings on Spread Account                                            $81,185.63                  0.05454527%
                                                                                    -----------------               -------------

           Sub-Total                                                                  $13,023,572.21                  8.75000000%
           Spread Account Recourse Reduction Amount                                            $0.00                  0.00000000%
                                                                                    ----------------                -------------
           Ending Balance                                                             $13,023,572.21                  8.75000000%
                                                                                    ================                =============

           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Olympic Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association       $13,023,572.21                  8.75000000%
                                                                                    ================                =============


    X.     Trigger Events

           Cumulative Loss and Default Triggers as of December 1, 1999

           ---------------------------------------------------------------------------------------------------------------------
                                         Loss                     Default                Loss Event                Default Event
                 Month                Performance               Performance              of Default                  of Default
           ---------------------------------------------------------------------------------------------------------------------
                   3                     1.06%                      2.18%                   1.31%                       2.56%
                   6                     2.13%                      4.37%                   2.38%                       5.10%
                   9                     3.08%                      6.33%                   3.33%                       7.39%
                  12                     3.93%                      8.08%                   4.18%                       9.44%
                  15                     5.05%                     10.41%                   5.30%                      12.16%
                  18                     6.08%                     12.53%                   6.33%                      14.63%
                  21                     6.98%                     14.37%                   7.23%                      16.78%
                  24                     7.76%                     15.97%                   8.01%                      18.66%
                  27                     8.16%                     16.81%                   8.41%                      19.63%
                  30                     8.49%                     17.48%                   8.74%                      20.43%
                  33                     8.78%                     18.08%                   9.03%                      21.11%
                  36                     9.02%                     18.59%                   9.27%                      21.71%
                  39                     9.14%                     18.83%                   9.39%                      21.99%
                  42                     9.23%                     19.02%                   9.48%                      22.21%
                  45                     9.31%                     19.19%                   9.56%                      22.40%
                  48                     9.38%                     19.31%                   9.63%                      22.56%
                  51                     9.43%                     19.42%                   9.68%                      22.69%
                  54                     9.47%                     19.52%                   9.72%                      22.79%
                  57                     9.51%                     19.58%                   9.76%                      22.87%
                  60                     9.53%                     19.64%                   9.78%                      22.93%
                  63                     9.54%                     19.67%                   9.79%                      22.97%
                  66                     9.56%                     19.69%                   9.81%                      23.00%
                  69                     9.57%                     19.70%                   9.82%                      23.01%
                  72                     9.57%                     19.71%                   9.82%                      23.02%
           ---------------------------------------------------------------------------------------------------------------------


           Average Delinquency Ratio equal to or greater than 7.33%                            Yes                    No    X

           Cumulative Default Rate (see above table)                                           Yes                    No    X

           Cumulative Net Loss Rate (see above table)                                          Yes    X               No

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                                 Yes                    No    X

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                                    Yes                    No    X

           To the knowledge of the Servicer, a Capture Event has occurred and be continuing    Yes                    No    X

           To the knowledge of the Servicer, a prior Capture Event has been cured by
              a permanent waiver                                                               Yes                    No    X

           IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia
           Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA FINANCIAL LTD.

                                       By:
                                             ----------------------------------

                                       Name:  Cheryl K. Debaro
                                              ---------------------------------
                                       Title: Vice President / Securitization
                                              ---------------------------------


                                 Page 3 (1997-A)